Investment in Associated Companies	12 Months Ended
Dec. 31, 2018
Disclosure of associates [abstract]
Investment in Associated Companies
Note 9 – Investment in Associated Companies

A.	Condensed information regarding significant associated companies

1.	Condensed financial information with respect to the statement of financial position

	ZIM		Qoros*
	As at December 31,
	2018	2017	2018	2017
	$ Thousands
Principal place of business	International		China
Proportion of ownership interest	32%	32%	24%	50%

Current assets	746,636	579,595	724,697	235,237
Non-current assets	1,079,501	1,222,743	1,188,996	1,259,762
Current liabilities	(932,969)	(686,693)	(939,950)	(804,062)
Non-current liabilities	(1,117,180)	(1,209,137)	(534,720)	(870,192)
Non-controlling interests	(6,282)	(6,509)	-	-
Total net (liabilities)/assets attributable to the Group	(230,294)	(100,001)	439,023	(179,255)

Share of Group in net (liabilities)/assets	(73,694)	(32,000)	105,366	(89,627)
Adjustments:
Write back of assets and investments	-	28,758	-	-
Currency translation	-	-	33,818	-
Excess cost	165,290	123,242	-	-
Loans	-	-	-	61,645
Financial guarantee	-	-	-	29,676
Book value of investment	91,596	120,000	139,184	1,694

Assets held for sale	-	-	69,592	-
Investment in associated companies	91,596	120,000	69,592	1,694

*
Qoros is an associated company (See Note 9.C.b). The current assets include cash and cash equivalent of $149 million (2017: $12 million). The current and non-current liabilities excluding trade and other payables and provisions amount to $766 million (2017: $1 billion).

2.	Condensed financial information with respect to results of operations

	ZIM			Qoros*
	For the year ended December 31,
	2018	2017	2016	2018	2017	2016
	$ Thousands

Revenue	3,247,864	2,978,291	2,539,296	811,997	280,079	377,456

(Loss) / income **	(125,653)	6,235	(168,290)	(330,023)	(242,395)	(285,069)

Other comprehensive (loss) / income **	(6,057)	(3,871)	(12,351)	(23)	31	7

Total comprehensive (loss) / income	(131,710)	2,364	(180,641)	(330,046)	(242,364)	(285,062)

Kenon’s share of comprehensive
(loss) / income	(42,147)	756	(57,805)	(79,211)	(121,182)	(142,531)

Adjustments	13,290	8,538	9,856	873	(16)	(3)

Kenon’s share of comprehensive
(loss) / income presented in the books	(28,857)	9,294	(47,949)	(78,338)	(121,198)	(142,534)

*
The depreciation and amortization, interest income, interest expense and income tax expenses recorded by Qoros during 2018 were $129 million, $5 million, $42 million and $142 thousand (2017: $102 million, $2 million, $50 million and $14 thousand; 2016: $119 million, $2 million, $63 million and $37 thousand) respectively.

**	Excludes portion attributable to non-controlling interest.

B.	Associated companies that are individually immaterial

	Associated Companies
	As at December 31,
	2018	2017	2016
	$ Thousands
Book value of investments as at December 31	-	-	8,897

C.	Additional information

a.	ZIM

1.
The container shipping industry is dynamic and volatile and has been marked in recent years by instability, which is characterized by a large supply-demand gap and an increase in vessel capacity. In addition, the container shipping market has experienced significant consodoliation as carriers look for operational savings that will improve efficiency and margins. This situation combined with the increase in tariffs and trade tensions between the U.S. and China and other countries have impacted the global trade environment. Bunker prices have increased substantially since reaching historical low levels in January 2016 (excluding a decrease which began in November 2018), while freight rates have decreased since the end of 2017. By the end of 2018, freight rates started to recover in most trades, while bunker prices continued to increase.

In view of the aforementioned business environment, the volatile bunker prices and in order to improve ZIM’s results of operations and liquidity position, Management continues to optimize ZIM’s network rationalizations including establishment of new partnerships, invest in upgrading customer services and constantly strive to create and maintain efficiencies and cost reductions. However, an adverse trend could negatively affect the entire industry and also affect ZIM’s business, financial position, assets value, results of operations, cash flows and compliance with certain financial covenants.

As of December 31, 2018 ZIM’s total equity amounted to a negative balance of $224 million (compared to negative balance of $93 million as of December 31, 2017) and its working capital amounted to a negative balance of $186 million (compared to negative balance of $107 million as of December 31, 2017).

During the year ended December 31, 2018, ZIM recorded operating loss of $29 million (compared to operating profit of $135 million during the year ended December 31, 2017 and operating loss of $52 million during the year ended December 31, 2016) and net loss of $120 million (compared to net profit of $11 million during the year ended December 31, 2017 and net loss of $164 million during the year ended December 31, 2016).

As at December 31, 2018, ZIM complies with its financial covenants as amended (see below), ZIM’s liquidity amounts to $187 million (Minimum Liquidity required is $125 million).

In order to improve its financial position and liquidity, during the second half of 2016, ZIM took the following steps:

(a)  ZIM approached some of its creditors for the purpose of rescheduling payments.

Below are the main components of the agreements reached:

1)
Deferral of payments in a total amount of $116 million (the “Deferred Amounts”), during a period of up to 12 months starting on September 30, 2016, each creditor with relation to its specific contracts. The repayment of the Deferred Amounts will begin as from January 1, 2018 on a straight line basis and will end on December 31, 2020 (the “Repayment Period”). In case any respective agreement expires before the end of the Repayment Period, the unpaid balance of Deferred Amounts will be paid in full upon expiration.

2)	The Deferred Amounts bear interest, at an annual rate of Libor + 2.8% paid quarterly in cash.

3)
ZIM granted security related to its rights and interests deriving from certain of its receivables, for securing the repayment of the Deferred Amounts (using a similar receivable-backed facility as described in No). The balance of the secured Deferred Amounts as of December 31, 2018 amounted to $58 million.

4)	In case of excess cash, as defined in the rescheduling agreements, a mechanism of mandatory prepayments of the abovementioned rescheduled amounts and their related accrued interest, will apply.

Further to such rescheduling, certain agreements of containers leases previously classified as operational leases were reclassified as financial leases, resulting in recognition of additional assets and liabilities in a total amount of $73 million.

(a)	ZIM obtained amendments to its financial covenants in 2018. Below are the current financial covenants of ZIM:

1)
Fixed Charge Cover ratio – During the period starting on (and including) September 30, 2018 and through (and including) December 31, 2019, all prior Fixed Charge Cover ratio requirements are waived. In the following periods, the required ratio will be 0.90:1 and will remain at that level thereafter.

2)
Total Leverage ratio - During the period starting on (and including) September 30, 2018 and through (and including) December 31, 2019, all prior Total Leverage ratio requirements are waived. In the following periods, the required ratio will be 9.00:1 and will remain at that level thereafter.

3)
Minimum Liquidity - This covenant was amended as from March 31, 2016 to include all cash and cash equivalents available to ZIM without any restrictions. In addition, during 2016 and through (and including) September 30, 2016 ZIM was required to stand a minimum liquidity of $150 million. Starting December 31, 2016 the minimum Liquidity required is reinstated at $125 million.

ZIM obtained additional waivers from its creditors for compliance with certain covenants in July 2018 (except for the minimum liquidity requirement, which continues to apply) and is required to comply with these covenants beginning in March 2020, and repay the deferred amounts on a straight line basis, during a period of up to 36 months, ending on December 31, 2020. As at December 31, 2018, ZIM is in compliance with its financial covenants. According to these consolidated Financial Statements, ZIM’s liquidity amounts to $187 million (Minimum Liquidity required is $125 million).

ZIM’s financial position, liquidity and the risk of deviation from financial covenants depend on the recovery of the shipping industry and especially the freight rates. Current economic conditions make forecasting difficult, and there is possibility that actual performance may be materially different from Management plans and expectations.

In the opinion of ZIM’s management and its Board of Directors, the updated forecast and the abovementioned actions with regards to rescheduling of payments and covenants amendments and waivers described above, enables ZIM to meet its liabilities and operational needs and to comply with the new set of financial covenants for a period of at least 12 months following the balance sheet date.

2.
Further to the recent trends in the shipping industry, ZIM tested its assets for impairment based on IAS 36, where ZIM operates an integrated liner network, as one cash-generating unit (“CGU”). ZIM estimated its recoverable amount on the basis of fair value less costs to sell, using the discounted cash flow (“DCF”) method, measured at Level 3 fair value measurement under IFRS 13. The impairment test resulted with a recoverable amount exceeding the carrying amount of the CGU with a range between $418 million and $543 million, and therefore no impairment was recognized. Although ZIM believes the assumptions used for impairment are reasonable and acceptable, no assurance can be made against the level of bunker prices and freight rates sustainability.

For the year ended December 31, 2016, Kenon recognized an impairment loss of $72 million in relation to its carrying value of ZIM. Based on a valuation performed at the end of 2017, Kenon recorded an impairment write-back of $29 million, bringing the carrying value of ZIM as at December 31, 2017 to $120 million. As at December 31, 2018, Kenon did not identify any impairment indicators in relation to its carrying value in ZIM and hence no valuation analysis was performed and no additional impairment was recognized.

As of December 31, 2018, due to commercial and cost-benefit considerations, ZIM designated certain vessels, to be sold or scraped. Accordingly, ZIM classified such vessels as held for sale, measured per their scrap value, further to a recording of an impairment in an amount of $38 million in their books). In addition and further to an agreement concluded in December 2018, with respect to the sale of containers for a net consideration of $20 million, ZIM classified the related containers as held for sale.

1.
During 2016, ZIM sold a portion of its holdings in an associated company and ceased to have significant influence over such investee. ZIM recognized a disposal gain in an amount of $16 million, Kenon's share of the disposal gain is $5 million and is recognized in share of net income and losses from associated companies.

2.	During 2017 and 2018, ZIM did not sell any of its holdings.

b.	Qoros Automotive Co. Ltd. (“Qoros”)

1.
As at December 31, 2018, the Group holds a 24% equity interest in Qoros through a wholly-owned and controlled company, Quantum (2007) LLC (“Quantum”),. Chery Automobiles Limited (“Chery”), a Chinese automobile manufacturer, holds a 25% equity interest and, following the transaction detailed below, the remaining 51% interest is held by an entity related to the Baoneng Group (“New Qoros Investor” or “New Strategic Partner”).

In January 2019, Kenon further announced that it had entered into an agreement to sell half of its remaining interest in Qoros (i.e. 12%) to the New Qoros Investor, giving the latter a 63% equity interest in Qoros on completion. Chery’s equity interest in Qoros will remain at 25%, and Quantum’s equity interest in Qoros will be reduced to 12% (see Note 31.1.A).

2.	Qoros introduced a New Strategic Partner

In January 2018, the New Qoros Investor purchased 51% of Qoros from Kenon and Chery for RMB 3.315 billion (approximately $501 million); this was part of an investment structure to invest a total of approximately RMB 6.63 billion (approximately $1,002 million) by the New Qoros Investor. In connection with this investment, Kenon received total cash proceeds of RMB 1.69 billion ($260 million) from the dilution.

In July 2018, the relevant authorities in China approved the completion of a capital increase in Qoros of RMB 6.5 billion (approximately $932 million) including the conversion of existing shareholder loans owing from Qoros in the principal amount of RMB 944 million (approximately $143 million) to each of Kenon and Chery. Qoros’ shareholders (including the New Qoros Investor) have invested a total of RMB 6.5 billion (approximately $982 million) in Qoros’ equity in proportion to their post-investment equity ownership to finalise the capital increase. The New Qoros Investor has advanced their proportionate share totaling RMB 3.315 billion (approximately $501 million) directly to Qoros. As a result, all funds for the investment, totaling RMB 6.63 billion (approximately $1,002 million) have now been advanced by the New Qoros Investor. In August 2018, Kenon used RMB 0.62 billion (approximately $90 million) of the proceeds they received from the sale of their Qoros interests to partially fund their portion of the investment in Qoros together with the conversion of RMB 0.94 billion (approximately $137 million) of existing shareholder loans. The transaction did not involve any new money invested from Kenon and Kenon has no remaining obligations to Qoros.

As part of the Investment Agreement, Kenon has a put option to sell its remaining interest in Qoros to the New Qoros Investor for total consideration of RMB 3.12 billion (approximately $454 million), exercisable in two stages. The New Qoros Investor has an option exercisable over the next two years to increase its stake to 67% by investing further directly into Qoros.

As a result of the transaction, Kenon recognized a gain on third party investment in Qoros of approximately $504 million for the year ended December 31, 2018. The gain includes recognition of Kenon’s put option in relation to Qoros which was initially valued at approximately $130 million. It was subsequently reduced by approximately $40 million to approximately $90 million as a result of fair value assessment at December 31, 2018 (the put option is presented in the accompanying balance sheet under other current assets, including derivative instruments and non-current deposits, loans and other receivables, including derivative instruments).

3.	As at December 31, 2018, Kenon’s investment in Qoros amounts to $139.2 million (2017: $1.7 million).

4.
Qoros incurred a net loss of RMB2.2 billion (approximately $332 million) in 2018 and had net current liabilities of approximately RMB 1.5 billion (approximately $215 million) for the year ended December 31, 2018, (RMB 1.4 billion (approximately $211 million) and RMB 3.7 billion (approximately $555 million) as of December 31, 2017 and RMB 1.9 billion (approximately $284 million) and RMB 3.57 billion (approximately $515 million) as of December 31, 2016 respectively).

Qoros has given careful consideration to the future of its liquidity. With its available sources of finance and the addition of the New Strategic Partner, Qoros believes it will have sufficient financial resources to continue as a going concern for the next twelve months.

5.	Ansonia Loans

a.	Overview

On April 22 and September 2, 2016, Ansonia Holdings Singapore B.V. ("Ansonia"), which owns approximately 58% of the outstanding shares of Kenon, entered an agreement to provide loans (“Ansonia loans”) in an aggregate amount of up to RMB 450 million ($69 million) with an interest rate of 6% per annum, through Quantum, to support Qoros. Wuhu Chery completed its provision of loans to Qoros in the same amount and on similar conditions.

Following the transaction with the New Qoros Investor and the conversion of Quantum’s shareholder loans in Qoros to equity as described above, the Ansonia loans were fully repaid in August 2018.

6.	Financial Guarantees Provision and Releases

a.
In July 2012, Chery provided a guarantee to the banks, in the amount of RMB1.5 billion ($242 million), in relation to an agreement with the banks to provide Qoros a loan, in the amount of RMB3 billion ($482 million). In November 2015, Kenon provided back-to-back guarantees to Chery of RMB750 million (approximately $115 million) in respect of this loan thereby committing to pay half of every amount Chery may be required to pay with respect to the guarantee.  As a result, if Qoros is unable to comply with the terms of certain of its debt agreements, Kenon may be required to make payments under its guarantees to Chery. The fair value of the guarantee has been recorded in the financial statements.

b.
On May 12, 2015, Qoros signed a Consortium Loan Agreement with the Export-Import Bank of China, and China Construction Bank Co., LTD, Suzhou Branch, concerning the Project of Research and Development of Hybrid Model (“Loan Agreement”), for an amount of RMB700 million ($108 million) or in USD not exceeding the equivalent to RMB480 million ($78 million) (the “Facility”).

c.
On June 15, 2015, this Facility was guaranteed by Chery and pledged with Qoros’ 90 vehicle patents with an appraisal value of minimum RMB3.1 billion ($500 million). The Loan Agreement’s term of 102 months bears a 5-years interest rate quoted by the People’s Bank of China in RMB at LIBOR+10%, or in USD at LIBOR+3.50% per annum.

In relation to the above, Kenon provided back-to-back guarantees to Chery of RMB350 million (approximately $54 million) thereby committing to pay half of every amount Chery may be required to pay with respect to the guarantee. As at December 31, 2016, Qoros had drawn down the Facility of RMB700 million ($108 million) with an interest rate of 5.39% (RMB 700 million as at December 31, 2015). The fair value of the guarantee has been recorded in the financial statements.

d.
On July 31, 2014, in order to secure additional funding for Qoros of approximately RMB 1.2 billion ($200 million as of August 7, 2014) IC pledged a portion of its shares (including dividends derived therefrom) in Qoros, in proportion to its share in Qoros’s capital, in favor of the Chinese bank providing Qoros with such financing. Simultaneously, the subsidiary of Chery that holds Chery’s rights in Qoros also pledged a proportionate part of its rights in Qoros. Such financing agreement includes, inter alia, liabilities, provisions regarding covenants, events of immediate payment and/or early payment for violations and/or events specified in the agreement. The lien agreement includes, inter alia, provisions concerning the ratio of securities and the pledging of further securities in certain circumstances, including pledges of up to all of Quantum’s shares in Qoros (or cash), provisions regarding events that would entitle the Chinese Bank to exercise the lien, certain representations and covenants, and provisions regarding the registration and approval of the lien.

As part of the reduction of guarantee obligations in Note 9.C.b.6, Kenon has pledged approximately 9% of the outstanding shares of Qoros to Chery to secure the amount of the back-to-back guarantee reduction. Chery may also borrow from Kenon up to 5% of Qoros' outstanding shares to meet its pledge obligations under the abovementioned RMB 1.2 billion loan facility.

e.
On June 30, 2016, Kenon increased its previously recognized provision of $30 million to $160 million in respect to Kenon’s “back-to-back” guarantee obligations to Chery (RMB1,100 million), in respect of guarantees that Chery has given for Qoros’ bank debt and has pledged a portion of its interests in Qoros to secure Qoros’ bank debt. In addition to the current liquidity needs of Qoros, its financial position and Kenon’s strategic intent, the provision was made due to uncertainty in the Chinese automobile market. As a result, Kenon recognized a $130 million charge to expense for such financial guarantees in its consolidated statement of profit or loss in 2016.

These back-to-back guarantees consist of (i) a back-to-back guarantee of one-half of the principal amount of Chery’s guarantee of RMB1.5 billion with respect to Qoros’ RMB3 billion facility, and (ii) a back-to-back guarantee of one-half of the principal amount of Chery’s guarantee of Qoros’ RMB700 million facility, and interest and fees, if applicable.

f.
On December 25, 2016. Kenon has agreed to provide a RMB250 million (approximately $36 million) shareholder loan to Qoros, and in relation to this loan, the maximum amount of Kenon’s back-to-back guarantee obligations to Chery was reduced by RMB250 million. As part of the loan to Qoros, Kenon’s back-to-back guarantee obligations to Chery with respect to Chery’s guarantee of Qoros’ RMB3 billion loan facility with the Export-Import Bank of China (“EXIM Bank”) were reduced by one third, and the maximum amount of Kenon’s obligations under this back-to-back guarantee (subject to certain obligations to negotiate fees and interest) were reduced from RMB750 million to RMB500 million (approximately $72 million). In addition, Ansonia committed to fund RMB25 million (approximately $4 million) of Kenon’s remaining back-to-back guarantee obligations to Chery in certain circumstances (“Ansonia Commitment”).

Chery agreed to make a corresponding RMB250 million loan to Qoros. The proceeds of these loans were used to support Qoros’ ordinary course working capital requirements and Qoros’ investments in new initiatives, such as new-energy vehicles, while it continues its fund raising efforts.

As part of this transaction, Quantum pledged approximately 9% of the outstanding shares of Qoros to Chery to secure the amount of the back-to-back guarantee reduction. Chery may also borrow from Quantum up to 5% of Qoros’ outstanding equity to meet its pledge obligations under the Qoros RMB 1.2 billion loan facility with EXIM Bank.

Kenon has been informed that, in order to facilitate Kenon’s above mentioned reduction in Kenon’s back-to-back guarantee obligations to Chery, an affiliate of Kenon’s major shareholder has given certain undertakings to Chery with respect to the released guarantee obligations.

g.
On March 10, 2017, Kenon announced that it had agreed to fund up to RMB777 million (approximately $114 million) to Qoros in relation to the full release of its remaining RMB825 million (approximately $125 million) back-to-back guarantee obligations to Chery in two tranches, which releases Kenon from commitments to pay any related interest and fees to Chery under the guarantees.

On March 10, 2017, Kenon transferred RMB388.5 million (approximately $57 million) ("First Tranche Loans") to Qoros in relation to a reduction of RMB425 million (approximately $64 million) of Kenon's back-to-back guarantee obligations to Chery, including related interest and fees; the provision of the Second Tranche Loans was at Kenon's discretion.

As part of the First Tranche Loans, in relation to 50% reduction of the guarantee, Kenon funded 50% of such loans for Kenon and 50% on behalf of Chery. The proceeds of the First Tranche Loans were used to support Qoros' ordinary course working capital requirements, debt service requirements and investments in new initiatives, such as new-energy vehicles. The transactions enabled Kenon to support Qoros and its fundraising efforts, while reducing its back-to-back guarantee obligations to Chery.

On April 25, 2017, Kenon funded RMB100 million (approximately $16 million) as part of the remaining provision of RMB388.5 million to Qoros (the “Second Tranche Loans”) on similar terms in connection with the remaining RMB425 million reduction in its back-to-back guarantees.

In the event that Chery's obligations under its guarantees are reduced, Kenon is entitled to the proportionate return from Chery of the loans provided on Chery's behalf (i.e., up to RMB388.5 million (approximately $57 million) with respect to the First Tranche Loans and the Second Tranche Loans) and the release of the pledges described above.

Following completion of the transaction with the New Qoros Investor in 2018, the New Qoros Investor was required to assume its pro rata share of guarantees and equity pledges of Kenon and Chery based on the changes to its equity ownership. As a result, Chery returned approximately RMB119 million (approximately $18 million) to Kenon in relation to loans previously provided by Kenon on Chery’s behalf (see above).

As at December 31, 2017, Kenon’s remaining liability under its guarantee obligations totals RMB320 million in respect of RMB288.5 million (approximately $44 million) principal amount of debt. As at December 31, 2018, all provisions related to financial guarantees have been released. This is a result of Kenon’s assessment that, following the investment into Qoros by the New Qoros Investor, the likelihood of future cash payments in relation to the guarantees is now not probable.

Set forth below is an overview of the financial guarantees provided by Kenon as described above:

Date	Description	Amount (US$ million)
June 2016	Provision in respect of Kenon’s “back-to-back” guarantee obligations to Chery (See Note 9.C.b.6.e)	160
December 2016	Shareholder loan to Qoros (See Note 9.C.b.6.f)	(36)
March 2017	Transfer of First Tranche Loans (See Note 9.C.b.6.f)	(64)
April 2017	Transfer of Second Tranche Loans (See Note 9.C.b.6.g)	(16)
January 2018	Release of remaining financial guarantees (See Note 9.C.b.6.g)	(44)
December 2018	Year end balance	-

In addition, as at December 31, 2018, Quantum has pledged approximately 1% of the equity of Qoros to Chery in relation to the back-to-back guarantees, which pledges are enforceable to the extent Kenon would have been required to make payments under such guarantees but for the guarantee releases. Quantum has also pledged approximately 11% of the equity of Qoros in relation to Qoros’ RMB1.2 billion loan facility.

7.	Business Plans

As at December 31, 2017 and December 31, 2018, Kenon concluded that the recoverable amount of its CGU, based on the 3rd-party transactions with the New Qoros Investor (see Note 9.C.b.2 and Note 31.1.A), was higher than the combined carrying value of the investment in Qoros (2017 and 2018) and the put option (2018 only). The recoverable amount was determined based on fair value of Qoros’ assets less the costs of disposal. Therefore, no impairment was recognized in Qoros’ December 31, 2017 and December 31, 2018 financial statements in respect of its CGU.

D.	Details regarding dividends received from associated companies

	For the Year Ended December 31,
	2018	2017	2016
	$ Thousands
From associated companies	-	382	743

E.	Restrictions

Qoros

Qoros has restrictions with respect to distribution of dividends and sale of assets deriving from legal and regulatory restrictions, restrictions under the joint venture agreement and the Articles of Association and restrictions stemming from credit received.

ZIM

The holders of ordinary shares of ZIM are entitled to receive dividends when declared and are entitled to one vote per share at meetings of ZIM. All shares rank equally with regard to the ZIM's residual assets, except as disclosed below.

In the framework of the process of privatizing ZIM, all the State of Israel’s holdings in ZIM (about 48.6%) were acquired by IC pursuant to an agreement from February 5, 2004. As part of the process, ZIM allotted to the State of Israel a special State share so that it could protect the vital interests of the State.

On July 14, 2014 the State and ZIM reached a settlement agreement (the “Settlement Agreement”) that has been validated as a judgment by the Supreme Court. The Settlement Agreement provides, inter alia, the following arrangement shall apply: the State’s consent is required to any transfer of the shares in ZIM which confers on the holder a holding of 35% and more of the ZIM’s share capital. In addition, any transfer of shares which confers on the holders a holding exceeding 24% but not exceeding 35%, shall require prior notice to the State. To the extent the State determines that the transfer involves a potential damage to the State’s security or any of its vital interests or if the State did not receive the relevant information in order to formulate a decision regarding the transfer, the State shall be entitled to inform, within 30 days, that it objects to the transfer, and it will be required to reason its objection. In such an event, the transferor shall be entitled to approach a competent court on this matter.

The Special State Share, and the permit which accompanies it, also imposes transferability restrictions on our equity interest in ZIM. Furthermore, although there are no contractual restrictions on any sales of our shares by our controlling shareholders, if major shareholders’ ownership interest in Kenon (controlling shareholders of Kenon) is less than 36%, or major shareholders cease to be the controlling shareholder, or sole controlling shareholder of Kenon, then Kenon’s rights with respect to its shares in ZIM (e.g., Kenon’s right to vote and receive dividends in respect of its ZIM shares),will be limited to the rights applicable to an ownership of 24% of ZIM, until or unless the State of Israel provides its consent, or does not object to, this decrease in major shareholders’ ownership or “control” (as defined in the State of Israel consent received by IC in relation to the spin-off). The State of Israel may also revoke Kenon’s permit if there is a material change in the facts upon which the State of Israel’s consent was based, upon a breach of the provisions of the Special State Share by Kenon, Mr. Ofer, or ZIM, or if the cancellation of the provisions of the Special State Share with respect to a person holding shares in ZIM contrary to the Special State Share’s provisions apply (without limitation).

The Special State Share is non-transferable. Except for the rights attached to the said share, it does not confer upon its holder voting rights or any share capital related rights.

F.	Assets held for sale

On January 8, 2019, Kenon announced that it had entered into an agreement to sell half of its remaining interest in Qoros (i.e. 12%) to the New Qoros Investor in Qoros for a purchase price of RMB1,560 million (approximately $227 million), which is based on the same post-investment valuation as the initial investment by the New Qoros Investor in Qoros. The sale is subject to obtaining customary relevant third-party consents and other closing conditions, including approvals by relevant government authorities. Following completion of the sale, Kenon will hold a 12% interest in Qoros, the New Qoros Investor in Qoros will hold 63% and Chery will own 25%. Kenon’s equity interest in Qoros being sold as per the agreement mentioned above is shown in the balance sheet at its carrying value (equity accounted) under Assets held for sale. Refer to Note 31.1.A for more details.